EXHIBIT D

LOCK-UP AGREEMENT

[__________], 2013

[Andina Acquisition Corporation]1

[_________]

[_________]

[_________]

Ladies and Gentlemen:

Reference is hereby made to that certain Agreement and Plan of Reorganization (the “Merger Agreement”), dated as of [____________], 2013, by and among Andina Acquisition Corporation (n/k/a [_________]) (“Parent”), Andina Merger Sub, Inc., Tecnoglass S.A. and C.I. Energia Solar S.A. E.S. Windows. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Merger Agreement.

As a condition to closing the transactions contemplated by the Merger Agreement, and for other good and valuable consideration the receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of the Committee, the undersigned will not, during the period beginning on the Closing Date and ending on the earlier of (a) one year after the Closing Date and (b) the date on which Parent consummates a liquidation, merger, stock exchange or other similar transaction that results in all of the holders of Parent Ordinary Shares having the right to exchange their shares of Parent Ordinary Shares for cash, securities or other property:

(1)	sell or offer or contract to sell or offer, grant any option or warrant for the sale of, assign, transfer, pledge, hypothecate, or otherwise encumber or dispose of any legal or beneficial interest in any Parent Ordinary Shares, issued to the undersigned pursuant to the Merger Agreement (the “Restricted Securities”),

(2)	enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any of the Restricted Securities, whether such swap transaction is to be settled by delivery of any Restricted Securities or other securities of any person, in cash or otherwise, or

(3)	publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement relating to any of the Restricted Securities (any of the foregoing actions all being referred to as a “Transfer”).

Notwithstanding the foregoing limitations, the undersigned may, either during the undersigned’s lifetime or on the undersigned’s death, Transfer any or all of the Restricted Securities:

(i)          to the officers or directors of Parent or the Family Members (as defined below) of any of Parent's officers or directors, or any Affiliate of the undersigned;

1 [Name to be changed at closing.]

(ii)          by gift, will, intestate succession, judicial decree or other transfer to the undersigned’s Family Members or to a trust, corporation, partnership or limited liability company, the beneficiaries, stockholders, partners or members of which are the undersigned’s Family Members or a charitable organization;

(iii)          by virtue of the laws of descent and distribution upon the death of the undersigned;

(iv)          pursuant to a qualified domestic relations order;

(v)          to any partner, stockholder, or member of the undersigned;

(vi)          by certain pledges to secure obligations incurred in connection with purchases of Parent’s securities; or

(vii)          in a transaction that does not involve a public offering (as such term is used in the Federal securities laws of the United States) and is not made through a securities exchange or an over-the-counter securities market;

provided, however, that in each and any such event it shall be a condition thereto that the transferee becomes bound by the provisions of this Lock-Up Agreement. For purposes of this Lock-Up Agreement, “Family Member” shall mean the spouse, lineal descendants, stepchildren, father, mother, brother or sister of the transferor or of the transferor’s spouse.

In furtherance of the foregoing, Parent, and any duly appointed transfer agent for the registration or Transfer of the Restricted Securities, are hereby authorized and instructed to apply to any certificates representing Restricted Securities issued to the undersigned and/or its permitted transferees the appropriate legend to reflect the existence and general terms of this Lock-Up Agreement and to decline to make any Transfer of Restricted Securities if such Transfer would constitute a violation or breach of this Lock-Up Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement.

This Lock-Up Agreement and any claim, controversy or dispute arising under or related to this Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York regardless of the law that might otherwise govern under applicable principles of conflicts of law thereof.

[Signature page follows]

2

SIGNATURE PAGE TO THE LOCK-UP AGREEMENT

Signature

Name:

Address: